EXHIBIT 13

SECTION 906 CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United Sates Code), the undersigned officers of Coca-Cola HBC AG (the “Company”), a public limited company incorporated under the laws of Switzerland, hereby certify, to such officers’ knowledge, that:

The Annual Report on Form 20-F for the year ended 31 December 2013 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2014

	By:	/s/ DIMITRIS LOIS
		Name:	Dimitris Lois
		Title:	Chief Executive Officer
Coca-Cola HBC AG

Date: March 31, 2014

	By:	/s/ MICHALIS IMELLOS
		Name:	Michalis Imellos
		Title:	Chief Financial Officer
Coca-Cola HBC AG

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Annual Financial Report or as a separate disclosure document.